EXHIBIT 10.3


                             OFFER TO PURCHASE STOCK

                                  May 14, 2009

To the Board of Directors of
Dennis Healthcare Solutions, Inc.

Gentlemen:

We, the undersigned, hereby offer to purchase 6,000,000 shares of the common stock of your Corporation on a 50 : 50 basis at a total purchase price of US$300,000. Payments of tranches toward this total investment will be made in the following order:

$100,000 on the issuance of this offer

1 month later: US $25,000

1 month later: US $25,000

1 month later: US $50,000

1 month later: US $50,000

1 month later: US $50,000

All payments will be complete not later than 5 months after the first payment is made. We understand that stock certificates representing a proportionate share of this total subscription will be issued by the corporation as the funds are received.

All payments will be made electronically to:

Dennis Healthcare Solutions, Inc.
Swift Code: BOFAUS3N
Routing #: 026 009 593
Account #: 4460 1439 6089


Very truly yours,

/s/ K. J. DENNIS                                /s/ ANOOP S. R.
________________                                _______________
1. Signature                                    2. Signature
K. J. DENNIS                                    ANOOP S.R.

_______________________________________________
Printed Name of Purchaser

________________________________________________
Dated May 14, 2009


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                      AMENDMENT TO OFFER TO PURCHASE STOCK

     This is an Amendment to the Offer to Purchase Stock entered into between Momentum Healthcare Services, Inc. ("Momentum") (formerly Dennis Healthcare Solutions, Inc.), a Delaware Corporation and Mr. K.J. Dennis and Mr. Anoop S.R. entered into on May 14, 2009.


                                   WITNESSETH:

     WHEREAS the parties acknowledge that an extension of the subscription and its payments are appropriate in order to provide sufficient time to complete Momentum's public offering according to the rules of the Securities & Exchange Commission;

     NOW, THEREFORE, it is agreed that the remaining $100,000 subscription payments due for shares on the "Offer to Purchase Stock" of May 14, 2009, comprising a subscription for 2,000,000 shares of Class B Common Stock, will be paid on the following schedule: $30,000 not later than October 15, 2009; $30,000 not later than November 15, 2009; $20,000 not later than December 15, 2009, and $20,000 not later than January 15, 2010. It is understood that time is of the essence of this contract, requiring strict compliance from both parties to/s/ the contract.



/s/ DONALD L. CONOVER
__________________________________
    Donald L. Conover

Momentum Healthcare Services, Inc.
By: Donald L. Conover, President
Dated:  October 16, 2009


/s/ K. J. DENNIS
__________________________________
    K. J. Dennis

Dated:  October 16, 2009



/s/ ANOOP S. R.
__________________________________
    Anoop S.R.

Dated:  October 16, 2009